Other Current Assets and Non-Current Assets - Schedule of Other Current Assets (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Other Receivables, Net, Current [Abstract]
Value-added tax recoverable		¥ 8,816	$ 1,231	¥ 8,061	$ 1,104	¥ 8,887	¥ 7,976
Loans to third parties	[1]	20,320	2,837	21,305
Deposits		3,111	435	4,590
Staff advances		3,572	498	708	97	422	1,178
Others		1,700	237	705	97	692	599
Less: Allowance for expected credit losses		(6,307)	(881)	(6,337)	(886)	(2,488)
Other current assets		¥ 31,212	$ 4,357	¥ 29,032	$ 3,977	¥ 94,813	¥ 33,917

[1]

In January 2023, LY New Energy, Youpin, Youxu Zibo, and HN Youxu, respectively, entered into an one-year loan agreement with Shanghai Huazhen Construction Engineering Co., Ltd (“SH Huazhen”), pursuant to which LY New Energy, Youpin, Youxu Zibo, and HN Youxu agreed to lend a total loan amount of RMB12,560 (US$1,769) with no free interest rate to SH Huazhen for its working capital needs. As of June 30, 2025, the balance of loans to SH Huazhen is RMB11,452 (US$1,599). SH Huazhen has provided assurances regarding the repayment schedule of the relevant borrowings, committing to fully settle all outstanding liabilities within one year. As of June 30, 2025, Huazhen has repaid RMB 1,322 (US$185).

In December 2023, Youguan Financial Leasing entered into one-year revolving loan agreements with Cao Yue, Gong Hua and He Guangquan for revolving loan quota. Each individual was granted a loan quota of RMB2.4 million. Under these agreements, Youguan Financial Leasing agreed to lend a total loan amount of RMB3,000 with no interest rate. As of the date of this report, the loan balance is RMB628 (US$88).